UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCB	New York Stock Exchange
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCB PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2025 annual meeting of shareholders of United Community Banks, Inc., a Georgia corporation (the “Company”), was held on May 14, 2025 (the “Annual Meeting”). As of March 17, 2025, the record date of the Annual Meeting, 119,504,229 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 107,354,211 shares of United Community’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on four proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. Each director nominee was elected to serve until the 2026 annual meeting of shareholders and until their successors are elected and qualified by the following tabulation:

	For	Withheld
Jennifer M. Bazante	95,593,905	2,212,423
George B. Bell	96,801,356	1,004,972
James P. Clements	95,611,536	2,194,792
Kenneth L. Daniels	96,687,563	1,118,765
Sally Pope Davis	97,163,424	642,904
Lance F. Drummond	94,978,443	2,827,885
H. Lynn Harton	94,246,222	3,560,106
John M. James	96,620,827	1,185,501
Jennifer K. Mann	96,419,817	1,386,511
Thomas A. Richlovsky	94,087,137	3,719,191
Tim R. Wallis	94,709,613	3,096,715
David H. Wilkins	89,315,888	8,490,440

There were 9,547,883 broker non-votes for each director on this proposal.

Proposal 2. The non-binding, advisory vote on the compensation of the Company’s Named Executive Officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
94,761,518	2,948,677	96,133	9,547,883

Proposal 3. The non-binding, advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company’s Named Executive Officers received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
91,540,522	64,553	6,116,865	84,388	9,547,883

Considering the vote of the Company’s shareholders to include a shareholder vote on the compensation of the Company’s Named Executive Officers in the Company’s proxy materials every 1 year, the Company intends to continue to submit such an advisory vote to shareholders every year.

Proposal 4. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025 was approved by the following tabulation:

For	Against	Abstain
105,954,710	1,389,231	10,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Melinda Davis Lux
	Name:	Melinda Davis Lux
	Title:	Executive Vice President, General Counsel, and Corporate Secretary

Date: May 15, 2025